Exhibit 10.4
EXECUTION
ASSUMPTION AGREEMENT
     This ASSUMPTION AGREEMENT (this “Assumption Agreement”), dated as of August 1, 2011, is made by POSTROCK EASTERN PRODUCTION, LLC, a Delaware limited liability company (the “Additional Debtor”), in favor of Royal Bank of Canada, in its capacity as “Collateral Agent” for the Intercreditor Secured Parties pursuant to the Intercreditor Agreement and in its capacity as “Administrative Agent” and “Collateral Agent” for the Borrowing Base Facility Secured Parties and as Secured Party (“Secured Party”) under that certain Amended and Restated Pledge and Security Agreement dated as of September 21, 2010 (as amended, modified, supplemented, or restated from time to time, the “Security Agreement”). All capitalized terms not defined herein shall have the meaning ascribed to them in such Security Agreement.
W I T N E S S E T H :
     WHEREAS, in connection with the Borrowing Base Facility Credit Agreement and the Pipeline Credit Agreement each of PostRock Energy Corporation, a Delaware corporation, PostRock Energy Services Corporation, a Delaware corporation, PostRock MidContinent Production, LLC, a Delaware limited liability company, Quest Transmission Company, LLC, a Delaware limited liability company, and STP Newco, Inc., an Oklahoma corporation(collectively the “Debtors”), have entered into the Security Agreement in favor of the Secured Party for the benefit of the Beneficiaries;
     WHEREAS, the Additional Debtor is required to become a party to the Security Agreement; and
     WHEREAS, the Additional Debtor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;
     NOW, THEREFORE, IT IS AGREED:
     1. Agreement. By executing and delivering this Assumption Agreement, the Additional Debtor, as provided in Paragraph 9(i) of the Security Agreement, hereby becomes a party to the Security Agreement as a Debtor thereunder with the same force and effect as if originally named therein as a Debtor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Debtor thereunder. The information set forth in Schedule 1-A hereto is hereby added to the information set forth in the Annexes to the Security Agreement. The Additional Debtor hereby represents and warrants that each of the representations and warranties contained in Paragraph 5 of the Security Agreement is true and correct in all material respects as it relates to such Additional Debtor on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
     2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Remainder of Page Intentionally Blank.
Signature Page to Follow.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

POSTROCK EASTERN PRODUCTION, LLC, a Delaware limited liability company, as Guarantor
By:	POSTROCK ENERGY SERVICES
CORPORATION,
a Delaware corporation, its sole member

By:	/s/ Stephen L. DeGiusti
Stephen L. DeGiusti, Secretary

[Signature Page to Assumption Agreement]

Schedule 1-A
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

5.	POSTROCK EASTERN PRODUCTION, LLC

A.	Exact Legal Name of Debtor:	POSTROCK EASTERN PRODUCTION, LLC

B.	Mailing Address of Debtor:	210 Park Avenue, Suite 2750 Oklahoma City, Oklahoma 73102

C.	Type of Entity:	limited liability company

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational Identification Number:	3924111

F.	Tax ID Number:	20-2309542

G.	Location of Books and Records:	210 Park Avenue, Suite 2750 Oklahoma City, Oklahoma 73102

H.	Location of Collateral:	210 Park Avenue, Suite 2750 Oklahoma City, Oklahoma 73102

and see Item I below.

I.	Location of Real Property:	Braxton County, WV
Cabell County, WV
Calhoun County, WV
Doddridge County, WV
Gilmer County, WV
Kanawha County, WV
Lincoln County, WV
Pleasants County, WV
Ritchie County, WV
Wayne County, WV
Wirt County, WV
Wood County, WV
Monongalia County, WV*
Putnam County, WV*
Steuben County, NY*

*	Properties located in these counties owned by PEP have not been pledged due to the de minimis value of such properties.

[Schedule l-A Page 1]

J.	Jurisdiction(s) for Filing Financing Statements: Delaware.

K.	Fixture filings in the relevant counties in which the properties are located: See Item I. above.
COLLATERAL DESCRIPTIONS
5.	POSTROCK EASTERN PRODUCTION, LLC
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: None.

D.	Partnership/Limited Liability Company Agreements: None.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank, address and account number):

PostRock Eastern Production, LLC Revenue, Comerica Bank, Dallas, TX, Acct # 18811277931
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications: None.

2.	Issued Patents and Patent Applications: None.

3.	Registered Trademarks and Trademark Applications: None.

[Schedule l-A Page 2]